FINANCIAL SUPPLEMENT 3rd Quarter 2020

DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to:our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; effect of the novel coronavirus (or COVID-19) pandemic on real estate market, financial markets and our Company, including the impact on the value, availability, financing and liquidity of mortgage assets; how COVID-19 may affect us, our operations and our personnel; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; rates of default, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs, including in response to COVID-19; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; availability of qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 92% of Chimera's equity capital is allocated to mortgage credit Net Investment Analysis(2) Residential Mortgage 17 Credit Portfolio Total Assets: 15.8 billion(1) RESIDENTIAL 16 MORTGAGE AGENCY TOTAL 15 CREDIT PORTFOLIO PORTFOLIO PORTFOLIO 14 13 Non-Recourse GROSS ASSET 12 (Securitization) YIELD: 6.1% 5.5% 6.0% 11 $8.9 10 FINANCING COSTS(3) 4.0% 0.3% 3.5% 9 8 Bi llions 7 NET INTEREST 2.1% 5.2% 2.5% SPREAD: 6 Recourse (Repo) 5 $3.3 NET INTEREST 4 MARGIN: 2.7% 5.2% 3.0% Agency Portfolio 3 Equity Total Assets: 1.9 billion(1) 2 All data as of September 30, 2020 $3.4 (1) Financing excludes unsettled trades. 1 $1.4 (2) Reflects third quarter 2020 average assets, yields, and spreads. 0 $0.3 (3) Includes the interest incurred on interest rate swaps. Equity Recourse Non-Recourse Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION Chimera added to the loan portfolio during the quarter September 30, 2020 December 31, 2019 13% 10% 1% 10% 25% 54% 77% 11% Non-Agency MBS Agency RMBS Non-Agency MBS Agency RMBS Agency CMBS Loan Portfolio Agency CMBS Loan Portfolio Total Portfolio: $17.6 billion Total Portfolio: $26.2 billion Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES 3.7:1 total leverage and 1.3:1 recourse leverage(1) in Q3 compared to 5.5:1 total leverage and 3.4:1 recourse leverage(1) in Q4 2019 September 30, 2020 December 31, 2019 24% 24% 38% 1% 10% 65% 29% 9% Non-Agency Secured Financing, RMBS Non-Agency Secured Financing, RMBS Agency Secured Financing, RMBS Agency Secured Financing, RMBS Agency Secured Financing, CMBS Agency Secured Financing, CMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Portfolio: $13.6 billion Total Portfolio: $21.7 billion (1) Leverage ratios as of September 30, 2020 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

NON-AGENCY FINANCING Chimera continues to focus on longer term and non-mark- to-market financing for its non-agency portfolio Maturity Facility Type 9% 21% 44% 45% 44% 26% 11% 0 - 3 Months Non Mark-to-Market 3 - 6 Months Limited Mark-to-Market 6 - 12 Months Mark-to-Market Greater Than 12 Months Data based on secured financing agreements outstanding as of September 30, 2020 Information is unaudited, estimated and subject to change. 5

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED
2020	CIM 2020-R5	$338,416	$257,027	$81,389	$321,538	$239,933	$81,605
2020	CIM 2020-R4	276,316	207,237	69,079	270,441	201,262	69,179
2020	CIM 2020-R3	438,228	328,670	109,558	420,509	310,781	109,728
2020	CIM 2020-R2	492,347	351,926	140,421	468,501	393,398	75,103
2020	CIM 2020-R1	390,761	317,608	73,153	376,233	303,480	72,753
2019	CIM 2019-R5	315,039	252,224	62,815	280,229	217,581	62,648
2019	CIM 2019-R4	320,802	200,000	120,802	292,907	228,746	64,161
2019	CIM 2019-R3[(1)]	342,633	291,237	51,396	299,091	247,671	51,420
2019	CIM 2019-R2	464,327	358,172	106,155	428,718	323,566	105,152
2019	CIM 2019-R1	371,762	297,409	74,353	334,376	260,399	73,977
2018	CIM 2018-NR1	257,548	—	257,548	158,226	—	158,226
2018	CIM 2018-R6	478,251	334,775	143,476	362,504	220,924	141,580
2018	CIM 2018-R5	380,194	266,136	114,058	276,987	164,923	112,064
2018	CIM 2018-R4	387,222	271,056	116,166	298,624	183,948	114,676
2018	CIM 2018-R3	181,073	146,669	34,404	123,943	90,452	33,491
2018	CIM 2018-R2	380,292	266,204	114,088	266,667	152,982	113,685
2018	CIM 2018-R1	169,032	140,297	28,735	125,523	96,840	28,683
2017	CMLTI 2017-RP2	421,329	341,276	80,053	307,018	270,494	36,524
2017	CIM 2017-8	1,148,050	688,829	459,221	805,523	645,740	159,783
2017	CIM 2017-7	512,446	341,062	171,384	359,868	202,003	157,865
2017	CIM 2017-6	782,725	626,179	156,546	518,595	367,356	151,239
2017	CIM 2017-5	377,034	75,407	301,627	264,002	192,626	71,376
2017	CIM 2017-4	830,510	710,003	120,507	408,226	305,140	103,086
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,367,878	1,067,685	300,193
2017	CIM 2017-1	526,267	368,387	157,880	312,765	216,337	96,428
2016	CIM 2016-FRE1	185,811	115,165	70,646	110,365	47,996	62,369
2016	CIM 2016-3	1,746,084	1,478,933	267,151	886,343	652,718	233,625
2016	CIM 2016-2	1,762,177	1,492,563	269,614	892,717	654,277	238,440
2016	CIM 2016-1	1,499,341	1,266,898	232,443	755,885	556,109	199,776
2012	CSMC 2012-CIM3	329,886	305,804	24,082	64,057	51,752	12,305
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	21,014	15,364	5,650
	TOTAL	$19,160,253	$14,759,562	$4,400,691	$12,179,273	$8,882,483	$3,296,790

All data as of September 30, 2020

$ in thousands

(1) Accounted for as a secured borrowing

Information is unaudited, estimated and subject to change.

6

CHIMERA INVESTMENT CORPORATION

chimerareit.com